EXHIBIT 99.1 MIMEDX Announces Leadership Transition K. Todd Newton Appointed as Interim Chief Executive Officer, Replacing Timothy R. Wright, Effective Immediately MARIETTA, Ga., September 6, 2022 -- MiMedx Group, Inc. (Nasdaq: MDXG) (“MIMEDX” or the “Company”), a transformational placental biologics company, today announced that K. Todd Newton, a member of the MIMEDX Board of Directors, has been appointed interim Chief Executive Officer (CEO). Mr. Newton replaces Timothy R. Wright, who served as MIMEDX’s CEO since May of 2019. M. Kathleen Behrens, Ph.D., Chairperson of MIMEDX’s Board, said, “On behalf of the entire MIMEDX Board of Directors, I thank Tim for his contributions during an important time in MIMEDX’s history and wish him all the best in his future endeavors. As we work to accelerate our performance, renew our focus on execution and capitalize on the significant opportunity within our Wound Care & Surgical and Regenerative Medicine & Biologics Innovation businesses, the Board has determined now is the right time for MIMEDX to transition leadership of the Company.” The Board has appointed a special committee (the “Search Committee”) to direct the search for a new CEO. The Search Committee comprises M. Kathleen Behrens, James L. Bierman and William A. Hawkins III, and will retain a leading executive search firm to support the process. Dr. Behrens continued, “We are grateful to have Todd’s support and leadership as the Search Committee conducts its search for MIMEDX’s next CEO. Todd is a seasoned executive with close to twenty years of public company senior leadership experience, significant expertise and a proven track record in the med-tech industry. Since joining our Board in 2019, he has played a significant role in helping guide management as they resolved outstanding financial reporting and performance issues. With Todd at the helm, the Board is confident that MIMEDX will be positioned to achieve its financial and product development goals and deliver long-term growth and value for shareholders. For the past several months, management has been refreshing the Company’s strategic plan at the Board’s direction. Todd will now work with management and the Board in driving this process forward, including completing a review by a leading strategic advisory firm to ensure the Board has a full analysis of the various strategic options and alternatives available to the Company. We will report to our shareholders further on this process, when appropriate.” “This is a critical time for MIMEDX. Over the past few years, I have become well-versed in MIMEDX’s business, strategy and leadership team, and look forward to leveraging my experience to unlock the Company’s full potential,” Mr. Newton said. “As the Search Committee conducts its search, I will work closely with the Board and the senior management team to accelerate and continue to sharpen, elevate, and drive the execution of the Company’s strategy and business plan.” Mr. Wright commented, “It has been a privilege to serve as the CEO of MIMEDX, and I am proud of all that we have accomplished together to advance the Company and improve the lives and treatment options for patients. I wish the team well as they begin a new chapter at MIMEDX.” In connection with today’s announcement, Mr. Wright is no longer a member of the Board of Directors, and the Board has been reduced to eight members.

Outlook The Company provided an update on its revenue outlook for 2022. For the full year ending December 31, 2022, the Company currently expects net sales of its continuing portfolio of Advanced Wound Care products (the “AWC products”), which were $240.0 million in 2021, to be in the low end of the 11% to 14% growth range disclosed in its earnings release for the year ended December 31, 2021. Similar to other companies, the easing of COVID-19 travel restrictions has resulted in increased levels of travel and vacations at customer accounts, lower procedure volumes during the summer months for our customers, and softer sales of our products. Despite this, the Company notes it expects to report growth in total net sales, which were $63.1 million in the third quarter of 2021, for the third quarter of 2022. The Company also expects net sales of its AWC products in the third quarter of 2022 to grow in the mid- single digits as a percentage compared to net sales of its AWC products in the third quarter of 2021, which were $62.3 million. About K. Todd Newton Mr. Newton joined MIMEDX’s Board in 2019, and has since served as Chair of the Audit Committee and as a member of the Ethics and Compliance Committee. Mr. Newton previously served as Chief Executive Officer and as a member of the Board of Directors of Apollo Endosurgery, Inc. (Nasdaq: APEN), a medical device company, from July 2014 until March 2021. Earlier in his career, Mr. Newton served as Executive Vice President, Chief Financial Officer and Chief Operating Officer at ArthroCare Corporation (formerly Nasdaq: ARTC), a medical device company, from 2009 to June 2014. Prior to that, Mr. Newton served in a number of executive officer roles, including President and Chief Executive Officer and as a director, at Synenco Energy, Inc., a Canadian oil sands company, from 2004 until 2008. Mr. Newton was a Partner at Deloitte & Touche LLP, a professional services network and accounting organization, from 1994 to 2004. Mr. Newton holds a B.B.A. in accounting from the University of Texas at San Antonio. About MIMEDX MIMEDX is a transformational placental biologics company, developing and distributing placental tissue allografts with patent-protected, proprietary processes for multiple sectors of healthcare. As a pioneer in placental tissue engineering, we have both a commercial business, focused on addressing the needs of patients with acute and chronic non-healing wounds, and a promising late-stage pipeline targeted at decreasing pain and improving function for patients with degenerative musculoskeletal conditions. We derive our products from human placental tissues and process these tissues using our proprietary methods, including the PURION® process. We employ Current Good Tissue Practices, Current Good Manufacturing Practices, and terminal sterilization to produce our allografts. MIMEDX has supplied over two million allografts, through both direct and consignment shipments. For additional information, please visit www.mimedx.com. Important Cautionary Statement This press release includes forward-looking statements, including statements related to the Company’s plans, strategy and long-term objectives and updates to the Company’s revenue outlook for 2022. Forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," “goal,” “outlook,” "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; (ii) the status, timing, results and expected results of the Company’s clinical trials and planned regulatory submissions, and our expectations regarding our ability to potentially accelerate the timing of any trial or regulatory submission, depend on a number of factors including favorable trial results, patient access, and our ability to manufacture in accordance with Current Good Manufacturing Practices (CGMP) and appropriate chemistry and manufacturing controls; (iii) the Company may change its plans due to unforeseen circumstances, or delays in analyzing and auditing results, and may delay or alter the timeline for future trials, analyses, or public announcements; (iv) our access to hospitals and health care provider facilities could be restricted as a result of the ongoing COVID- 19 pandemic or other factors; (v) the results of scientific research are uncertain and may have little or no value; (vi) our ability to sell our products in other countries depends on a number of factors including adequate levels of reimbursement, market acceptance of novel therapies, and our ability to build and manage a direct sales force or third party distribution relationship; (vii) the effectiveness of amniotic tissue as a therapy for particular indications or conditions is the subject of further scientific and clinical studies; and (viii) we may alter the timing and amount of planned expenditures for research and development based on the results of clinical trials and other regulatory developments. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. Contacts: Investors: Jack Howarth Investor Relations 404.360.5681 jhowarth@mimedx.com Media: Hilary Dixon Corporate & Strategic Communications 404.323.4779 hdixon@mimedx.com